WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.


Exhibit 27 - Financial Data


     This schedule contains summary financial information extracted from the financial statements (unaudited) for the fiscal quarter ended September
30, 1996 and is qualified in its entirety by reference to such financial statements.

                ITEM NO.

                5-02(1)                                     1,379,016
                5-02(2)                                        --
                5-02(3)(a)(1)                                  62,183
                5-02(4)                                        --
                5-02(6)                                     2,139,259
                5-02(9)                                     3,824,964
               5-02(13)                                     4,494,933
               5-02(14)                                    (1,561,401)
               5-02(18)                                    20,573,133
               5-02(21)                                     8,467,759
               5-02(22)                                     4,285,515
               5-02(28)                                        --
               5-02(29)                                        --
               5-02(30)                                        24,336
               5-02(31)                                     7,795,523
               5-02(32)                                    20,573,133
               5-03(b)1(a)                                  7,087,970
               5-03(b)1                                    30,349,184
               5-03(b)2(a)                                  4,641,417
               5-03(b)2                                    35,546,245
               5-03(b)3                                     2,057,743
               5-03(b)5                                        --
               5-03(b)(8)                                     806,849
               5-03(b)(10)                                 (7,254,804)
               5-03(b)(11)                                     --
               5-03(b)(14)                                 (7,254,804)
               5-03(b)(15)                                     --
               5-03(b)(17)                                     --
               5-03(b)(18)                                     --
               5-03(b)(19)                                 (7,254,804)
               5-03(b)(20)                                   (3.60)
               5-03(b)(20)                                   (3.60)
